UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2011

GLOBAL HEALTH VOYAGER, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-31012 (Commission File Number)	94-3357128 (IRS Employer Identification No.)

7800 Oceanus Drive, Los Angeles, CA (Address of principal executive offices)	90046 (Zip Code)

Registrant’s telephone number, including area code: (323) 445-4833

NT MEDIA CORP. OF CALIFORNIA, INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into Material Definitive Agreement

Effective October 6, 2011, the Registrant entered into an Asset Purchase Agreement (the "Agreement") with Healthcare International Networks, LLC, a privately-owned Delaware company ("Seller"). Pursuant to the terms of the Agreement, the Registrant purchased substantially all of the operating assets and financial records of the business known as "Planet Hospital" as owned and operated by the Seller. The Seller has agreed to retain all of the liabilities of the Seller whether related to the Planet Hospital business or any other assets acquired by Registrant under the Agreement. The Registrant has assumed no liabilities under the terms of the Agreement.

As consideration for the transfer and sale of the Planet Hospital assets to the Registrant, the Registrant has agreed to issue $90,000 of its unregistered Common Stock, at a price per share of $0.144 (the "Consideration Shares"). The Consideration Shares will be issued as restricted stock with no registration rights associated with the stock. In addition, each holder of the Consideration Shares will be subject to a twelve month lock-up restriction on re-sales and other dispositions and transfers of the Consideration Shares pursuant to the terms of a Stock Confirmation and Restriction Agreement. The price per share of the Consideration Shares was based upon the average of the closing price of the Registrant's Common Stock for the thirty days preceding October 6, 2011. As such 625,000 shares of Common Stock will be issued as Consideration Shares.

In connection with the Agreement, the Seller signed and delivered to the Registrant a Bill of Sale and Assignment. In addition, Mr. Rudy Rupak, a principal and majority owner of the Seller, executed and delivered in favor of the Registrant an Indemnification Agreement whereby Mr. Rupak has agreed to personally indemnify and hold harmless the Registrant and its representatives, officers, directors and employees from any claims associated with the liabilities of the Seller related to the Planet Hospital assets or otherwise. This indemnification is in addition to the indemnification provided by Seller to Registrant under the terms of the Agreement. Mr. Rupak has also signed a Non-Competition Agreement in favor of the Registrant that provides that he will not, directly or indirectly, compete with the business of the Registrant in the United States, Mexico or Canada for a period of two years following the closing of the Agreement.

The above description of the Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement is a summary only and does not purport to contain a full description of the terms and conditions of each such agreement. The Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement are each attached as Exhibits to this Current Report on Form 8-K and the reader is advised to review such Exhibits in connection with Items 1.01, 2.01 and 3.02 of this Report.

Item 2.01      Completion of Acquisition or Disposition of Assets

As set forth under Item 1.01 of this Current Report on Form 8-K, effective October 4, 2011, the Registrant entered into an Asset Purchase Agreement (the "Agreement") with Healthcare International Networks, LLC, a privately-owned Delaware company ("Seller"). The description of the Agreement and related documents set forth under Item 1.01 of the Current Report are hereby incorporated by reference in its entirety into this Item 2.01.

The above description of the Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement is a summary only and does not purport to contain a full description of the terms and conditions of each such agreement. The Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement are each attached as Exhibits to this Current Report on Form 8-K and the reader is advised to review such Exhibits in connection with Items 1.01, 2.01 and 3.02 of this Report.

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Item 3.02      Unregistered Sales of Equity Securities

As set forth under Item 1.01 of this Current Report on Form 8-K, effective October 4, 2011, the Registrant entered into an Asset Purchase Agreement (the "Agreement") with Healthcare International Networks, LLC, a privately-owned Delaware company ("Seller"). In connection with the Agreement, and as set forth in Item 1.01 above, the Registrant will issue 625,000 shares of its Common Stock to the Seller and/or designated nominees of the Seller in consideration for the acquisition of the Planet Hospital assets. Each recipient of the Consideration Shares will be required to execute and deliver the form Stock Confirmation and Restriction Agreement attached as an Exhibit to this Current Report on Form 8-K. The Registrant did not employ any form of general solicitation or advertising in connection with the issuance of the Consideration Shares. In addition, the Registrant believes the recipients are all “accredited investors” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the "Securities Act"). For these reasons, among others, the issuance is made in reliance on the exemption from registration provided by Section 4(2) of the Securities Act or Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act. The aggregate amount of the Consideration Shares does not constitute 5% or more of the issued and outstanding Common Stock of the Registrant.

The above description of the Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement is a summary only and does not purport to contain a full description of the terms and conditions of each such agreement. The Agreement, the Indemnification Agreement, the Stock Confirmation and Restriction Agreement, the Bill of Sale and the Non-Competition Agreement are each attached as Exhibits to this Current Report on Form 8-K and the reader is advised to review such Exhibits in connection with Items 1.01, 2.01 and 3.02 of this Report.

Item 9.01      Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement
10.2	Bill of Sale
10.3	Indemnification Agreement
10.4	Form of Stock Confirmation and Restriction Agreement
10.5	Non-Competition Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL HEALTH VOYAGER, INC.

	By:	/s/Ali Moussavi
Ali Moussavi
Dated: November 3, 2011		Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.1	Asset Purchase Agreement
10.2	Bill of Sale
10.3	Indemnification Agreement
10.4	Form of Stock Confirmation and Restriction Agreement
10.5	Non-Competition Agreement

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